Exhibit 99.2
Raymond James 30th Annual Institutional Investors Conference March 8 - 11, 2009

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2008. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2008 Form 10-K.

Helix Profile

The Helix Mission Helix Energy Solutions Group provides life-of-field services and development solutions to offshore energy producers worldwide. Helix actively reduces finding and development costs through a unique mix of offshore production assets, service methodologies, and highly skilled personnel.

Helix Defined World-class global services contractor offering critical offshore field development services / oil and gas production

Helix Business Segments Production Facilities Marco Polo TLP (50%) Independence Hub Semi (20%) Drilling / Completion Q4000 w/ Drilling Upgrade Construction Pipelay Intrepid Express ROV 39 ROVs 2 ROV Drill Units 7 Chartered Vessels 6 Trenchers (200 - 2000hp) Shelf Construction 51% interest in Cal Dive Well Ops Q4000 Seawell Mobile SILs Reservoir Technology 90+ Engineers 2009 Planned Additions Helix Producer I Caesar Well Enhancer Helix Oil & Gas GOM shelf and deepwater PV-10 $1.9 billion @ 12/31/2008 Proved reserves = 665 bcfe 2009 projected production 50 - 60 bcfe

Helix's newbuild vessel delivers advanced Rigless Well Intervention capabilities to North Sea operators 2009 Fleet Expansion MV Well Enhancer

Caesar is among the world's largest deepwater construction vessels, a "floating factory" capable of laying pipelines up to 42 inches in diameter 2009 Fleet Expansion MV Caesar

The Gulf of Mexico's first Floating Production Unit is designed to restore profitability to marginal fields without the use of a production platform 2009 Fleet Expansion MV Helix Producer I

Contracting Services Established services presence initially with Intrepid, Express and Q4000 Q4000 drilling upgrade in 2008 increases capabilities Caesar, Well Enhancer and Helix Producer I will significantly expand capacity and EBITDA in future Oil and Gas Expanded focus on deepwater O&G production through the Remington acquisition in 2006 29 current deepwater inventory prospects - 1.0 Tcfe risked potential Initial three prospects drilled resulted in 200+Bcfe of reserve additions Ongoing prospect generation efforts to identify new leases Strategic Focus on Deepwater

12/31/2008 2/27/2009 2008 estimate and actual 2008 estimate versus 2009 12/31/2007 * Helix stand-alone Helix Then and Now Pre-Storm 6/30/2008 Now Net Debt $ 1.84 B $1.84 B (a) Liquidity* ~ $300 M ~ $300 M (b) EBITDA (c) $940 M $781 M CAPEX* (d) $900 M $300 M Reserves 677 bcfe (e) 665 bcfe Stock Price $41.64 $3.11 (b)

Helix expects to further reduce net debt in 2009, without the benefit of asset sales Capital expenditures of approximately $300 million $180 million relates to completion of three major vessel projects (Well Enhancer, Caesar and Helix Producer I) Most of remaining CAPEX is maintenance 2/3 of 2009 planned CAPEX in 1H 2009 Good Contracting Services visibility in 1H 2009 Total Backlog of $550 million (excluding $350 million of Cal Dive) 2009 backlog of $360 million (excluding $300 million of Cal Dive) 2009 Outlook Note: All estimates and commentary exclusive of Cal Dive, except as noted Customers onboard Intrepid

2009 Outlook (continued) Oil and Gas Production range: 50 - 60 bcfe Oil and gas prices Without hedges: $5.23 /mcfe $46.00 /bbl With hedges: $7.08 /mcfe $64.78 /bbl Garden Banks 506 Field (Noonan) net daily production (estimated) Q1 2009: ~18 mcfe/d Q2 2009: ~60 mcfe/d

$59 million of additional borrowing capacity under revolving credit facility (as of 2/24/2009) Net debt position expected to decrease by 12/31/2009 Monetization of non-core assets would add additional liquidity and increase net debt reduction Liquidity and Capital Resources Note: All amounts, estimates and commentary exclusive of Cal Dive, except as noted

Approximately 73% of total projected 2009 oil and gas production hedged Company is focused on efforts to monetize non-core assets and businesses Oil and gas assets Bass Lite sale December 08 & January 09 ($49 million) EC 316 sale in February 09 ($18 million) Production facilities Cal Dive (approximately 51% owned subsidiary) Sold 13.6 million shares of CDI common stock to Cal Dive for gross proceeds of $86 million in January 2009 Liquidity and Capital Resources Monetization of some or all non-core assets would accelerate debt reduction and bolster liquidity

Company is in compliance as of 12/31/2008, and based on current forecasts expects compliance throughout 2009 Liquidity and Capital Resources Covenant Test Explanation Collateral Coverage Ratio > 1.75 : 1 Basket of collateral to Senior Secured Debt Fixed Charge Coverage Ratio > 2.75 : 1 Consolidated EBITDA (incl. Cal Dive %) to consolidated interest charges Consolidated Leverage Ratio < 3.5 : 1 Consolidated EBITDA (incl. Cal Dive %) to consolidated debt Key Credit Facility Covenants

Credit Facilities, Commitments and Amortization $420 Million Revolving Credit Facility - committed facility through June 2011. No required amortization. $59 million available as of 2/24/09. $419 Million Term Loan B - committed facility through June 2013; $4.3 million amortization annually. $550 Million High Yield Notes - Interest only until maturity (2016) or called by Helix. First Helix call date is 2012. $300 Million Convertible Notes - Interest only until put by noteholders or called by Helix. First put/call date is 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56). MARAD - 25 year term; $4 million principal payments annually. Liquidity and Capital Resources* *Amounts exclusive of Cal Dive

Financial Information

Consistent Top Line Growth 2000 2001 2002 2003 2004 2005 2006 2007 2008 Contracting Services 110 164 240 259 300 523 937 1183 1602 Oil & Gas 70.8 63.4 62.8 137.3 243 276 430 585 546 ($ amounts in millions) $2,148 $1,767 $1,367 $799 $543 $303 $227 $181 $396

Earnings Per Share - 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. - 2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. - 2008 results exclude non-cash charges of $964 million for reduction in carrying values of goodwill and certain oil and gas properties. $1.03 $2.68 $2.85 $3.05 $1.86 2008 2007 2006 2005 2004

Significant Cash Generation - EBITDAX* -2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. -2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. -2008 results exclude non-cash impairments *See Non-GAAP reconciliation at www.HelixESG.com 2004 2005 2006 2007 2008 Contracting Services 52 153 343 331 344 Oil & Gas 187 200 317 473 437 ($ amounts in millions) $239 $353 $660 $804 $781

O&G - 2008 Reserve Report Highlights Proven Reserve, Undiscounted Future Net Revenues: $2.6 billion Discounted, Undiscounted PV-10: $1.9 billion 665 Bcfe Proved Reserves 273 Bcfe shelf, 379 Bcfe deepwater, 13 North Sea Proved Developed / PUD Ratio - 50/50 Natural Gas / Oil Mix - 70/30 Discoveries and Extensions resulted in 176 Bcfe of reserve additions 371% production replacement rate 2008 F&D costs - $2.44 / mcfe* *2008 Exploration + Development + Proved Property Acquisition / Exploratory Additions (U.S. Only)

Helix Energy Solutions